SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2015

AXIOM CORP.

(Exact name of registrant as specified in its charter)

Colorado	333-186078	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

380 Vansickle Rd. Unit 600

St. Catherines, ON

Canada L2S 0B5

Tel. 905-646-8781

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

                The forgoing description, including rights and preferences, of the Series A Preferred Stock and Series B Preferred Stock as set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

On March 21, 2015, the Board of Directors of the Company authorized the issuance of 2,666,668 shares of Series A Preferred Stock and 1,002,000 shares of Series B Preferred Stock to the officers and directors of the Company for services rendered.

The foregoing securities were offered and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2015, the Company filed the Certificate of Designations, Preferences, and Rights of the Series A and B Convertible Preferred Stock ("Certificate of Designations") with the Colorado  Secretary of State, designating 5,000,000 shares of the Company's preferred stock, par value $0.00001 per share, as Series A Convertible Preferred Stock (“Series A Preferred Stock”) and 5,000,000 shares of the Company’s preferred stock, par value $0.00001 per share, as Series B Convertible Preferred Stock (“Series B Preferred Stock”).

The Series A Preferred Stock is convertible, at the option of the holder, into that number of shares of the Company's common stock, par value $0.00001 per share (“Common Stock”), equal to ten (10) shares for every share of Series A Preferred Stock. Further, the Series A Preferred Stock shall be designated to vote on all matters as if such shares were converted to shares of Common Stock immediately prior to such vote cast. Accordingly, each share of the Series A Preferred Stock shall be entitled to vote on all matters to which all shareholders of the Company are entitled to vote and each vote shall be counted as ten (10) votes for or against any such action.

The Series B Preferred Stock is convertible, at the option of the holder, into that number of shares of the Company's Common Stock, equal to ten shares for every share of Series B Preferred Stock. Further, the Series B Preferred Stock shall have the right to twenty five (25) votes for each share of Common Stock into which such Series B Preferred Stock could be converted. Accordingly, each share of the Series B Preferred Stock shall be entitled to vote on all matters to which all shareholders of the Corporation are entitled to vote and each vote shall be counted as two hundred fifty (250) votes for or against any such action.

The foregoing description of the Series A and B Preferred Stock is qualified, in its entirety, by the full text of the Certificate of Designations, attached to this Current Report on Form 8-K as Exhibit 3.1, and incorporated by reference herein.

ITEM 8.01           OTHER EVENTS

Cancellation of Shares

On March 21, 2015, Scott MacRae, the Company’s President, (“Mr. MacRae”) cancelled and returned to treasury an aggregate of 40,000,000 shares of the Company’s Common Stock beneficially owned by Mr. MacRae. Following the cancellation of the 40,000,000 shares, there are a total of 66,147,975 shares of Common Stock of the Company outstanding.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
3.1 99.1	Certificate of Designation for the Series A Preferred and Series B Preferred Stock. Press release dated April 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Axiom Corp.

Dated: April 15, 2015                                                                                           /s/ Tyler Pearson

By:         Tyler Pearson

                Chief Executive Officer